SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under § 240.14a-12

          Teda Technologies International Inc.
(Name of Registrant as Specified in Its Charter)

_________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:____________________________________________________________________
2)	Form Schedule or Registration Statement No.:___________________________________________________
3)	Filing Party:_____________________________________________________________________________
4)	Date Filed:______________________________________________________________________________

December 4, 2002

Dear Shareholder:

You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Teda Technologies International Inc. to be held at 10:00 a.m. Pacific Standard Time on Friday, December 27, 2002, at the executive offices of the company located at #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5.

The Annual Meeting had been scheduled for November 16, 2002. The Annual Meeting was rescheduled to December 27th because the company was unable to complete the annual report on Form 10-KSB in advance of the November 16th meeting date.

The accompanying Notice of the 2002 Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors recommends that shareholders vote in favor of each of the matters presented.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the Proxy Card in the enclosed self-addressed and stamped envelope, or by facsimile at (604) 267-1905, as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously voted by proxy.

I look forward very much to seeing you on December 27th.

Sincerely,

/s/ Zhou Jun

Zhou Jun
Chairman of the Board

NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
OF TEDA TECHNOLOGIES INTERNATIONAL INC.
TO BE HELD AT 10:00 A.M. ON DECEMBER 27, 2002

To the Shareholders of Teda Technologies International, Inc.:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Teda Technologies International Inc., a Nevada corporation, will be held at 10:00 a.m. Pacific Standard Time on Friday, December 27, 2002, at the executive offices of the company located at #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5, and all adjournments and postponements thereof, for the following purposes:

1	.	To elect five directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2	.	To ratify the Board of Directors’ selection of Moen & Company, Chartered Accountants, as the company’s independent auditors for the fiscal year ending June 30, 2003; and

3	.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of Teda Technologies has fixed November 25, 2002 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person, but even if you expect to be present at the Annual Meeting, you are requested to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided, or by facsimile at (604) 267-1905, to ensure your representation. Shareholders attending the Annual Meeting may vote in person even if they have previously voted by proxy.

By Order of the Board of Directors,

/s/ Edward Chen

Edward Chen
Corporate Secretary
Vancouver, British Columbia
December 4, 2002

TEDA TECHNOLOGIES INTERNATIONAL INC.
#380-1200 W. 73rd Avenue
Vancouver, B.C., Canada V6P 6G5
Tel: (604) 267-1999
Fax: (604) 267-1905

PROXY STATEMENT
FOR THE
2002 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 27, 2002

GENERAL

This Proxy Statement is furnished to the shareholders of Teda Technologies International Inc. (“Teda”), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of Teda. The proxies are to be voted at the 2002 Annual Meeting of Shareholders of Teda (the “Annual Meeting”) to be held at the executive offices of the company located at #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5, at 10:00 a.m. Pacific Standard Time on Friday, December 6, 2002, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by Teda will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying form of proxy have been mailed to shareholders on or about December 4, 2002.

The cost of the solicitations will be borne by Teda, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to shareholders. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

ANNUAL REPORT

An Annual Report to Shareholders on Form 10-KSB (the “Annual Report”), containing financial statements for the fiscal year ended June 30, 2002, accompanies this Proxy Statement. Shareholders are referred to the Annual Report for financial and other information about the activities of Teda. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

Teda will furnish to you any exhibit described in the list accompanying the Annual Report, upon the payment, in advance, of the specified reasonable fees related to Teda’s furnishing of such exhibit(s). Requests for copies of the Annual Report and/or exhibit(s) should be directed to Manager of Investor Relations, Teda Technologies International, Inc., #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5 or by calling (604) 267-1999. In the alternative, you may find the Annual Report and the exhibits to the Annual Report on the Security and Exchange Commission’s web-site at www.sec.gov.

RECORD DATE AND VOTING RIGHTS

Only holders of record of Teda’s shares of common stock, par value $0.0001 per share (“Common Stock”), at the close of business on November 25, 2002 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, Teda had 16,697,000 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The following table summarizes the voting requirements for the two proposals:

Proposal	Vote Required

Proposal No.1: Election of five directors.
Unless nnnotice is given at the beginning of the Annual Meeting to cumulate votes (as discussed below), a majority of the votes of shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required. If there is no cumulative voting, persons controlling a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting can elect all of the directors.

Proposal No. 2: Ratification of the Board of Directors’ appointment of Moen and Company, Chartered Accountants, as Teda’s independent auditors for fiscal year ending June 30, 2003.	The votes of persons controlling a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting must be cast FOR ratification.

CUMULATIVE VOTING

If any Teda shareholder who is entitled to vote at the Annual Meeting gives notice at the beginning of the meeting of the shareholder’s intention to cumulate his or her votes with respect to the election of directors, all of the shareholders will be entitled to cumulate votes for the election of candidates at the Annual Meeting. Cumulative voting enables a shareholder to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are normally entitled, or to distribute the shareholder’s votes on the same principle among as many candidates as the shareholder desires.

QUORUM

A majority of Teda’s issued and outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention will not have any effect on the outcome for the election of directors or the other proposals.

LIST OF SHAREHOLDERS ENTITLED TO VOTE

At least 10 days before the Annual Meeting, the Corporate Secretary of Teda will make a complete list of the shareholders entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of shares held by each shareholder. The list will be kept on file at the principal offices of Teda and will be subject to inspection by any shareholder of Teda at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a “legal proxy”. Teda encourages you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

PROXY VOTING

Shares for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” the election of each of the nominees to the Board of Directors named on the following page, and “FOR” the other proposals to be voted on at the Annual Meeting. It is not expected that any matters other than those referred to in this Notice and Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Teda’s stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed envelope.

REVOCABILITY OF PROXY

Any shareholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Teda a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a “legal proxy” from the bank or brokerage firm and voting at the Annual Meeting.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

The date and time of the opening of the polls for the Annual Meeting shall be 10:00 a.m. on December 27, 2002. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

VOTING AT THE ANNUAL MEETING

The Corporate Secretary will tabulate votes cast by proxy or in person at the Annual Meeting. The Corporate Secretary will also determine whether a quorum is present. Each shareholder of record at the close of business on November 25, 2002, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The directors and executive officers of Teda do not have any substantial interest in the matters to be acted upon at the Annual Meeting.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

NOMINEES FOR THE BOARD OF DIRECTORS

Teda’s Bylaws provide that the Board of Directors shall consist of between one and five members, with the exact number of directors between one and five to be determined by the Board of Directors. The Board of Directors has set the number of directors at five, and there are currently five members of the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

The Board of Directors of Teda has proposed that the following five nominees be elected at the Annual Meeting, each of whom shall hold office for one year or until his or her successor shall have been elected and qualified: Jun Zhou; Jinfeng Hu; Stephen Dadson; Edward Chen; and Richard Wang. All nominees have consented to being named as nominees and have agreed to serve if elected. Each nominee is currently a member of the Board of Directors.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the five nominees will be available to serve as directors of Teda, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

As provided in the Bylaws of Teda, the directors are to serve a one-year term. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors.

A shareholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a majority of votes.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each director, executive officer and nominee of Teda as of the date of this Proxy Statement.

Name	Age	Current Position	Term
Jun Zhou	33	Chairman of the Board	February 2001 to Present
		and President

Edward Chen	40	Director, Vice President,	March 2001 to Present
		Corporate Secretary and
		Treasurer

Stephen Dadson	58	Director and Chief	October 2001 to Present
		Executive Officer

Richard Wang	50	Director	March 2001 to Present

Jinfeng Hu	33	Director	February 2001 to Present

There are no family relationships among any of the directors and executive officers of Teda. All of the executive officers identified above serve at the discretion of the Board and have consented to act as executive officers of Teda.

Biographical information regarding each of the directors for election to the Board of Directors and executive officers is set forth below.

Jun Zhou – Chairman of the Board and President
Mr. Zhou graduated in 1990 from Tianjin Finance and Economic College with a Bachelors Degree specializing in international trading. He formed and operated Flydragon Shipping and Forwarding. In 1994, he formed Tianjin Eastern Shipping Co. Ltd., which specializes in international shipment of goods. He has established joint ventures with the Beijing city government and Hubei Province authorities.

In 1999, Mr. Zhou received his Masters Degree in Finance and Economics from China People’s University in Beijing. He has served as President and Chairman of the Board of Teda since February 2001.

Edward Chen – Vice President, Secretary, Treasurer and Director
Mr. Chen is a Chinese citizen and, since March 1998, a Canadian landed immigrant. He is an engineering graduate from the University of Ministry of Post and Telecommunications. From 1985 to 1994, Mr. Chen was an Information Technology specialist with China Telecom in Tianjin, China. In 1994, he commenced his own business in Tianjin in the freight forwarding industry. From 1995 to the present, he has been a director of the Yu Cheung Group of Tianjin which has interests in Internet and media areas. Since his immigration to Canada, he has established a Canadian component of Yu Cheung Group and established a building materials export company specializing in moving Canadian products to China. Mr. Chen was appointed as an executive officer and director of Teda in March 2001.

Stephen Dadson LL.B, B.Sc. – Chief Executive Officer and Director
Mr. Dadson is a seasoned China businessmen having started as early as 1982 when he acted for clients wishing to expand their businesses to include activity in China. Mr. Dadson received his undergraduate degree from the University of Manitoba and Law degree from the University of British Columbia in 1972. Mr. Dadson practiced commercial and securities law for many years from Vancouver. In 1986, Mr. Dadson left full-time practice to become CEO of a resource-based company sponsored by a large European insurance group.

In 1990, Mr. Dadson and a Chinese partner began a food and beverage manufacturing and distribution business in China, Hansen Corinco Group, which now has expanded to include real estate development, hospitality and commodity trading divisions.

Mr. Dadson’s experience has been conceiving and setting up new businesses in China. Mr. Dadson has been primarily active in the IT business in China over the last several years. During much of 1999, Mr. Dadson was the CEO of a Chinese Education Service Provider, which worked closely with China’s Ministry of Information Industries and the Ministry of Education. During 2000, Mr. Dadson has been working closely with Teda to develop the core business elements of Teda in his capacity as CEO. Mr. Dadson was appointed CEO and a director of Teda in October 2001.

Richard Wang – Director
Richard Wang, a Canadian citizen residing in Vancouver, Canada, has been engaged in several businesses, including marketing of health food products and general merchandise in Canada, the US and Asia. He has been involved in all aspects of new product research and development, including water-resistant and child-resistant electronic lighters and has filed a patent for this new invention in the USA, Canada and Asia. For the last two years he has been developing Internet business opportunities in Canada and Asia. Mr. Wang was appointed a director of Teda in March 2001.

Jinfeng Hu – Director
Jinfeng Hu is a 1992 graduate from the Tianjin Economic Management College. Since then, she has been director of marketing at Tianjin Teda Eastern Group, a real estate development organization. She has been a director with Teda since February 2001.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors has no nominating, compensation or audit committee at this time. During the fiscal year ended June 30, 2002, the Board of Directors held one regular meeting and two special meetings. All directors attended the meetings. The Board of Directors, as a whole, identifies and screens candidates for membership on Teda’s Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

To Teda’s knowledge, the following table sets forth information with respect to the beneficial ownership of its outstanding Common Stock as of the record date, November 25, 2002, by: (i) each person known by Teda to beneficially own more than 5% of its Common Stock; (ii) each of its executive officers; (iii) each of its directors; and (iv) all of its executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Teda Technologies International, Inc., #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Teda's Common Stock outstanding as of November 25, 2002 was 16,697,000. Except as otherwise noted, the amounts reflected below are based upon information provided to Teda and in filings with the Securities and Exchange Commission.

(1)
Jun Zhou is the sole shareholder of Tianjin Eastern Shipping Co. Ltd., which owns 6,000,000 shares of Teda. Jun Zhao and Edward Chen are each 50% shareholders of Tianjin Wan Fang Teda Technology Development Co. Ltd., which owns 3,000,000 shares of Teda. Jun Zhou’s business address is 2 No. Fl. Block A, Jianshe Building, Tianjin, China.

(2)	Jinfeng Hu’s business address is 2 No. Fl. Block A, Jianshe Building, Tianjin, China.
(3)	All of these shares are owned by Mr. Dadson’s wife, Karen Dadson.

CHANGE IN CONTROL

Teda is not aware of any arrangement that would upset the control mechanisms currently in place over the corporation. Although it is conceivable that a third party could attempt a hostile takeover of Teda, it has not received notice of any such effort.

EXECUTIVE COMPENSATION

None of our officers and/or directors receive any compensation for their respective services rendered on behalf of Teda, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors.

Compensation of Directors

All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as directors of Teda.

Employment Contracts

Teda does not currently have any employment contracts with its executive officers or any other employee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Teda’s directors, executive officers and persons who own more than ten percent of its Common Stock to file with the Securities Exchange Commission and the company reports on Forms 3, Forms 4 and Forms 5 reflecting transactions affecting beneficial ownership. Based solely upon Teda’s review of copies of such forms received by it, Teda believes that, during fiscal year ended June 30, 2002, the following persons did not timely file Forms 3, 4 and 5 reporting transactions affecting their beneficial ownership.

		Number of Transactions Not
Name of Reporting Person	Number of Late Reports	Reported on a Timely Basis
Zhou Jun	Forms 4 and 5	2
Edward Chen	Forms 4 and 5	2
Stephen Dadson	Form 3	1
Richard Wang	Forms 4 and 5	2
Jinfeng Hu	Form 3; Forms 4 and 5	3

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No transactions with management or other parties occurred since the beginning of Teda’s last fiscal year that would otherwise be reported under this section.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED ABOVE.

PROPOSAL NO. 2: RATIFY APPOINTMENT OF INDEPENDENT AUDITORS FOR 2003

Moen and Company, Chartered Accountants, of Vancouver, British Columbia, served as Teda’s independent auditors for the fiscal year ended June 30, 2002, and has been selected by the Board of Directors to continue as its independent auditors for the fiscal year ending June 30, 2003.

Although the appointment of Moen and Company is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending June 30, 2003. In the event that the votes in opposition to ratification exceed the votes in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Teda to select other auditors for the fiscal year ending June 30, 2003.

A representative from Moen and Company is not expected to be present at the Annual Meeting.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

Effective December 20, 2001, the Board of Directors of Teda approved a change of accountants dismissing Cordovano and Harvey, P.C. of Denver, Colorado, and engaging Moen and Company of Vancouver, British Columbia, as its principal independent accountants to audit its financial statements.

Teda believes, and has been advised by Cordovano and Harvey that it concurs with such belief, that, for the fiscal year ended June 30, 2001 and in the subsequent periods through the date of dismissal, Teda and Cordovano and Harvey did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Cordovano and Harvey would have caused it to make reference in connection with its report on Teda’s financial statements to the subject matter of the disagreement. The report of Cordovano and Harvey on Teda’s financial statements for the fiscal year ended June 30, 2001 did not contain an adverse opinion or a disclaimer of opinion. Prior to engaging Moen and Company on December 20, 2001, Teda, or someone on its behalf, did not consult with the new accountants regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Teda’s financial statements, and no written or oral advice was provided by the new accountants that was an important factor considered by Teda in reaching a decision as to an accounting, auditing or financial reporting issue. Teda has furnished the above disclosure, made in response to Item 304(a) of Regulation S-B, to both Cordovano and Harvey, P.C. and Moen and Company for their review.

Fees Paid to Principal Independent Accountants

During the fiscal year ended June 30, 2002, Moen and Company and Cordovano and Harvey billed Teda the fees set forth below in connection with services rendered by those firms to Teda.

          Audit Fees. For professional services rendered by Moen and Company for the audit of Teda’s financial statements for the fiscal year ended June 30, 2002, Moen and Company billed Teda fees in the aggregate amount of $15,000. For reviews of unaudited financial statements included in Teda’s Quarterly Reports on Form 10-QSB for the fiscal year ended June 30, 2002, Moen and Company billed Teda fees in the aggregate amount of $10,000. For professional services rendered by Cordovano and Harvey for reviews of the unaudited financial statements included in Teda’s Quarterly Reports on Form 10-QSB for the fiscal year ended June 30, 2002, Cordovano and Harvey billed Teda fees in the aggregate amount of $350.

         Financial Information Systems Design and Implementation Fees. For the fiscal year ended June 30, 2002, neither Moen and Company nor Cordovano and Harvey rendered professional services to

Teda in connection with (i) directly or indirectly operating, or supervising the operation of Teda’s information system or managing its local area network, (ii) designing or implementing a hardware or software system that aggregates source data underlying Teda’s financial statements or generates information that is significant to Teda’s financial statements taken as a whole or (iii) assessing, designing and implementing internal accounting controls and risk management controls. Therefore, neither Moen and Company nor Cordovano and Harvey billed Teda fees for such types of services because no such services were rendered.

          All Other Fees. For professional services other than those described above rendered by Moen and Company and Cordovano and Harvey to Teda for the fiscal year ended June 30, 2002, Moen and Company billed Teda fees in the aggregate amount of nil .

[the Item requires that the Board conduct the review of the independence of the auditors] Pursuant to Item 9(e)(4) of Schedule 14A, the Board of Directors has considered the provision of services provided in the above referenced items and has determined that the provision of these services is compatible with maintaining the principal auditor’s independence.

There were no hours expended on the principal auditor’s engagement to audit Teda financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal auditor’s full-time, permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

If the shareholders do not ratify the Board of Directors’ selection of Moen and Company, Chartered Accountants, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending June 30, 2003.

____________________________________

PROPOSALS OF SHAREHOLDERS

A shareholder proposal is a shareholder's recommendation or requirement that Teda and/or its Board of Directors take certain action, which the shareholder intends to present at a meeting of Teda’s shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes Teda should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

          Requirements for Shareholder Proposals to be Considered for Inclusion in Teda’s Proxy Materials. Proposals received from shareholders are given careful consideration by Teda in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholder proposals are eligible for consideration for inclusion in Teda’s proxy statement for the 2003 Annual Meeting of Shareholders if they are received by Teda on or before June 30, 2003. Any shareholder proposal should be directed to the attention of the Secretary of Teda at #380 – 1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5.

          Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be received by Teda on or prior to September 15, 2003 (not more than 90, but not less than 60, days prior to the date of the Annual Meeting). Teda will have discretionary authority with respect to shareholder proposals submitted for consideration at the 2003 Annual Meeting of Shareholders that are not “timely” within the meaning of Rule 14a-4(c). Teda reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Shareholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates to: The Nevada Agency & Trust Company, Attention: Mark Miller, 50 West Liberty Street, Suite #880, Reno, Nevada, 89501. Teda's transfer agent may also be reached by telephone at (775) 322-0626 or by facsimile at (775) 322-5623.

OTHER MATTERS

Teda knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

By Order of the Board of Directors

/s/ Zhou Jun

Zhou Jun
Chairman of the Board

December 4, 2002

THE BOARD HOPES THAT SHAREHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TEDA TECHNOLOGIES INTERNATIONAL INC.
ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 27, 2002

The undersigned shareholder(s) of TEDA TECHNOLOGIES INTERNATIONAL INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement, and hereby appoints Zhou Jun and Stephen Dadson, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on December 27, 2002, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Proposal No. 1 – To elect five directors, each to hold office for one year or until his or her successor shall have been elected and qualified.

Nominees:	Jun Zhou	Stephen Dadson	Jinfeng Hu
	Edward Chen	Richard Wang

For the Nominees Listed above (except as indicated below)		Withhold Authority to Vote for All

Nominees

Instruction: To withhold authority to vote for any Nominee, write that Nominee’s name on the line immediately below.

Proposal No. 2 – To ratify the Board of Directors’ appointment of Moen and Company, Chartered Accountants, as the Company’s independent auditors for the fiscal year ending June 30, 2003.

           For      Against     Abstain

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE: This Proxy should be marked, dated and signed by each shareholder(s) exactly as his or her or its name appears on the stock certificate(s), and returned in the enclosed postage-paid envelope.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If you do not sign and return this proxy or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign where indicated. You need not mark any boxes.

When shares of Common Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.

DATED:___________________________, 2002.

________________________________________________________________
Print name(s) exactly as shown on Stock Certificate

______________________________	______________________________
Signature (and Title, if any)	Signature (if held jointly)